EXHIBIT 4.1

                          All American Pet Company, Inc.
              INCORPORATED UNDER THE LAWS OF THE STATE OF MARYLAND
              AUTHORIZED: 50,000,000 COMMON SHARES, $.001 PAR VALUE
            AUTHORIZED: 10,000,000 PREFERRED SHARES, $.001 PAR VALUE

     NUMBER                                                        SHARES


                                                              SEE REVERSE FOR
                                                           CERTAIN DEFINITIONS
                                                              CUSIP 01644F106

     This Certifies That


                                  SPECIMEN

Is The Owner Of

        FULLY PAID ND NON-ASSESSABLE COMMON SHARES, $.001 PAR VALUE OF

                         All American Pet Company, Inc.

transferable on the books of this Corporation in person or by attorney upon surrender of this Certificate duly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the State of Maryland, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This Certificate is not valid until countersigned by the Transfer Agent.

     In Witness Whereof, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.

Dated:

[/s/signature]                                                [/s/signature]
   PRESIDENT            All American Pet Company, Inc.           SECRETARY

                                   CORPORATE
                                     SEAL
                                   MARYLAND


                   COUNTERSIGNED:
                   CORPORATE STOCK TRANSFER, INC.
                   3200 Cherry Creek Drive South, Suite 430, Denver, CO
80209



By:_______________________________________________________
                      Transfer Agent and Registrar Authorized Officer

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                         All American Pet Company, Inc.
                         Corporate Stock Transfer, Inc.
                          Transfer Fee:  As Required

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full and according to applicable laws or regulations

TEN COM - as tenants in common        UNIF GIFT MIN ACT - .........
Custodian
                                                           (Cust.)
                                      for...............
                                             (Minor)
TEN ENT - as tenants by the           under Uniform Gifts to Minors
          entireties                  Act of............................
                                                   (State)
JT TEN  - as joint tenants with
          right of survivorship
          and not as tenants in
          common

  Additional abbreviations may also be used though not in the above list.

   For value received .................. hereby sell, assign and transfer unto

                  PLEASE INSERT SOCIAL SECURITY OR OTHER
                      IDENTIFYING NUMBER OF ASSIGNEE

                      [                            ]
                 Please print or type name and address of assignee


............................................................................


............................................................................


............................................................................

   ....................................................................
Shares

   of the Common Stock represented by the within Certificate and do hereby irrevocable constitute and appoint


............................................................................


............................................................................

   Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

   Dated ............ 20.....

SIGNATURE GUARANTEED:
X____________________________________



X____________________________________


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CETIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY
AN ELIGIBLE GUARANTOR INSTITUTION (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions) WIH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM.


                                 SPECIMEN

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